                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:


[ ]  Preliminary Proxy Statement                [ ]  Confidential, for Use of the Commission
                                                Only (as permitted by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-2.


                               TEAMSTAFF, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

                           Donald T. Kelly, Secretary
--------------------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-12.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

        ------------------------------------------------------------------------

                                TEAMSTAFF, INC.
                       (FORMERLY DIGITAL SOLUTIONS, INC.)
                                300 ATRIUM DRIVE
                           SOMERSET, NEW JERSEY 08873

                                   NOTICE OF
                         ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON APRIL 13, 2000

To the Shareholders of TEAMSTAFF, INC.


     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of TEAMSTAFF, INC., formerly Digital Solutions, Inc. (the "Company") will be held at the Somerset Marriott, 110 Davidson Avenue, Somerset, New Jersey 08873 on April 13, 2000 at 10:00 AM New Jersey Time, for the following purposes:



          1. To approve a proposal to grant the Board of Directors the authority to amend the Articles of Incorporation of the Corporation to effect a reverse stock split of the Corporation's Common Stock $.001 par value per share in the range of from 1:3 to 1:3.5, all as set forth in the form of Amended and Restated Certificate of Incorporation contained in Exhibit A annexed hereto;


          2. To elect two Class 3 Directors to the Corporation's Board of Directors to hold office for a period of three years or until their successors are duly elected and qualified;

          3. To adopt the 2000 Employees Stock Option Plan to provide for the grant of options to purchase up to 6,000,000 shares of the Corporation's common stock on a pre-Reverse Stock Split basis;


          4. To adopt the 2000 Non-Executive Director Stock Option Plan to provide for the issuance of options to purchase shares of the Corporation's common stock to non-employee directors of the Company; and


          5. To transact such other business as may properly be brought before the meeting or any adjournment thereof.

     The close of business on March 7, 2000 has been fixed as the record date ("Record Date") for the determination of shareholders entitled to notice of and to vote at, the Meeting and any adjournment thereof.

     You are cordially invited to attend the Meeting. Whether or not you plan to attend, please complete, date and sign the accompanying proxy and return it promptly in the enclosed envelope to assure that your shares are represented at the Meeting. If you do attend, you may revoke any prior proxy and vote your shares in person if you wish to do so. Any prior proxy will automatically be revoked if you execute the accompanying proxy or if you notify the Secretary of the Company, in writing, prior to the Annual Meeting of Shareholders.

                                          By Order of the Board of Directors

                                          Donald T. Kelly,
                                          Secretary

Dated: March 8, 2000

WHETHER OR NOT YOU EXPECT TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND MAIL IT PROMPTLY IN THE ENCLOSED ENVELOPE IN ORDER TO ASSURE REPRESENTATION OF YOUR SHARES. NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES.

                                TEAMSTAFF, INC.
                       (FORMERLY DIGITAL SOLUTIONS, INC.)
                                300 ATRIUM DRIVE
                           SOMERSET, NEW JERSEY 08873

                                PROXY STATEMENT
                                      FOR
                         ANNUAL MEETING OF SHAREHOLDERS

                          TO BE HELD ON APRIL 13, 2000



     This proxy statement and the accompanying form of proxy have been mailed to the shareholders of Common Stock of record of March 7, 2000 (the "Record Date") of TEAMSTAFF, INC., a New Jersey corporation (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of shareholders to be held on April 13, 2000 at 10:00 a.m. and at any adjournment thereof.


SOLICITATION, VOTING AND REVOCABILITY OF PROXY

     Shares of the Company's Common Stock par value $.001 per share represented by a properly executed Proxy in the accompanying form will, unless contrary instructions are specified in the Proxy, be voted as follows: (1) FOR the proposal to authorize the Board of Directors to effect a reverse split of the Company's Common Stock in the range of from 1:3 to 1:3.5; (2) FOR the election of two Class 3 Directors to hold office for a period of three years or until their successors are duly elected and qualified; (3) FOR the adoption of the 2000 Employee Stock Option Plan; and (4) FOR the adoption of the 2000 Non-Executive Director Stock Option Plan. Each share of common stock is entitled to one vote. Voting is on a noncumulative basis.

     Any proxy may be revoked at any time before it is voted. A shareholder may revoke a proxy by submitting a proxy bearing a later date or by notifying the Secretary of the Company either in writing prior to the Annual Meeting or in person at the Annual Meeting. Revocation is effective only upon receipt of such notice by the Secretary of the Company. Approval of Proposal 1 (reverse split), Proposal 3 (Employee Stock Option Plan) and Proposal 4 (Non-Executive Director Stock Option Plan) each requires the affirmative vote of a majority of the votes cast at the Annual Meeting by the holders of shares entitled to vote. Election of directors (Proposal 2) is by plurality vote, with the two nominees receiving the highest vote totals to be elected as directors of the Company. Accordingly, abstentions and broker non-votes will not affect the outcome of the election of directors. Abstentions and non-votes will, however, be considered as votes represented at the Annual Meeting solely for quorum purposes.

     The Company will bear the cost of the solicitation of proxies by the Board of Directors. The Board of Directors may use the services of its executive officers and certain directors to solicit proxies from shareholders in person and by mail, telegram and telephone. Arrangements may also be made with brokers, fiduciaries, custodians, and nominees to send proxies, proxy statements and other material to the beneficial owners of the Company's common stock held of record by such persons, and the Company may reimburse them for reasonable out-of- pocket expenses incurred by them in so doing.


     The annual report to shareholders for the fiscal year ended September 30, 1999, including audited financial statements, accompanies this proxy statement.


     The principal executive offices of the Company are located at 300 Atrium Drive, Somerset, New Jersey 08873; the Company's telephone number is (732) 748-1700.

INDEPENDENT PUBLIC ACCOUNTANTS


     The Board of Directors of the Company has selected Arthur Andersen LLP Independent Public Accountants, as auditors of the Company for the fiscal year ending September 30, 2000. Shareholders are not being asked to approve such selection because such approval is not required. The audit services provided by Arthur Andersen LLP consists of an audit of financial statements, review of filings with the Securities and

Exchange Commission, and consultation in regard to various accounting matters. Representatives of Arthur Andersen LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they so desire, and will be available to respond to appropriate questions.


VOTING SECURITIES AND SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The securities entitled to vote at the Annual Meeting are the Company's common stock, $.001 par value. Each share of common stock entitles its holder to one vote on each matter submitted to shareholders. The close of business on March 7, 2000 has been fixed as the Record Date for the determination of shareholders entitled to notice of and to vote at the meeting and any adjournment thereof. As of March 7, 2000, 27,932,513 shares of common stock were issued and outstanding. Voting of the shares of common stock is on a noncumulative basis.


     The following table sets forth certain information as of September 30, 1999 with respect to each director, each of the named executive officers as defined in Item 402(a)(3), and directors and executive officers of the Company as a group, and to the persons known by the Company to be the beneficial owner of more than five percent of any class of the Company's voting securities.


                                                            NUMBER OF SHARES     PERCENT OF COMPANY'S
NAME OF SHAREHOLDER                                        PRESENTLY OWNED(1)     OUTSTANDING STOCK
-------------------                                        ------------------    --------------------

Karl W. Dieckmann(2).....................................        320,743                 1.15%
  c/o TeamStaff, Inc.
  300 Atrium Drive
  Somerset, NJ 08873

Senator John H. Ewing(3).................................        153,125                    *
  76 Claremont Road
  Bernardsville, NJ 07924

William J. Marino(4).....................................         98,617                    *
  c/o Blue Cross/Blue Shield
  of New Jersey
  3 Penn Plaza East
  Newark, NJ 07105

Donald W. Kappauf(5).....................................        626,248                 2.25%
  c/o TeamStaff, Inc.
  300 Atrium Drive
  Somerset, NJ 08873

Donald T. Kelly(6).......................................         88,850                    *
  c/o TeamStaff, Inc.
  300 Atrium Drive
  Somerset, NJ 08873

Charles R. Dees, Jr. Phd(7)..............................         11,586                    *
  c/o TeamStaff, Inc.
  300 Atrium Drive
  Somerset, NJ 08873

Martin J. Delaney(8).....................................        118,073                    *
  c/o TeamStaff, Inc.
  300 Atrium Drive
  Somerset, NJ 08873

                                                            NUMBER OF SHARES     PERCENT OF COMPANY'S
NAME OF SHAREHOLDER                                        PRESENTLY OWNED(1)     OUTSTANDING STOCK
-------------------                                        ------------------    --------------------
Kirk Scoggins(9).........................................      3,286,931                11.79%
  c/o TeamStaff, Inc.
  300 Atrium Drive
  Somerset, NJ 08873

Warren M. Cason(10)......................................      2,220,654                 7.97%
  400 N. Ashley Drive, Suite 2300
  Tampa, FL 33602

Warren M. Cason Jr.(11)..................................      1,843,889                 6.62%
  Trustee of the Dorothy C. Cason
  1997 Three Year Grantor Retained
  Annuity Trust c/o Warren M. Cason
  400 N. Ashley Drive, Suite 2300
  Tampa, FL 33602

Dorothy Cason(11)........................................        160,338                    *
  400 N. Ashley Drive, Suite 2300
  Tampa, FL 33602

Mellissa C. Scoggins(12).................................        721,522                 2.59%
  Trustee of the Kirk Allan Scoggins
  1997 Three Year Grantor Retained Annuity Trust

All officers and directors as a group....................      4,704,173                16.88%
  (8)persons (2,3,4,5,6,7,8,9)

---------------
  *  Less than 1 percent.


 (1) Ownership consists of sole voting and investment power except as otherwise noted.



 (2) Includes options to purchase 20,000 shares of the Company's common stock, and excludes unvested options to purchase 5,000 shares of common stock.



 (3) Includes options to purchase 25,000 shares of the Company's common stock, and excludes unvested options to purchase 5,000 shares of common stock.



 (4) Includes options to purchase 40,000 shares of the Company's common stock, and warrants to purchase 2,500 shares of common stock, and excludes unvested options to purchase 5,000 shares of common stock.



 (5) Includes options to purchase 250,000 shares of the Company's common stock, and excludes unvested options to purchase 100,000 shares of common stock.



 (6) Includes options to purchase 80,000 shares of the Company's common stock, and excludes unvested options to purchase 50,000 shares of common stock.



 (7) Includes options to purchase 6,250 shares of common stock, and excludes unvested options to purchase 5,000 shares of common stock.



(8) Includes options to purchase 6,250 shares of common stock, and excludes unvested options to purchase 5,000 shares of common stock.



(9) Mr. Scoggins received these shares as a former owner of the TeamStaff Companies which were acquired by the Company on January 25, 1999. Mr. Scoggins also joined the Company's Board of Directors on January 25, 1999. Of the 3,286,921 shares currently owned by Mr. Scoggins, 223,442 shares have been placed in escrow to indemnify the Company for certain representations regarding TeamStaff Companies made by the former owners of the TeamStaff Companies. Excludes unvested options to purchase 100,000 shares.

(10) Mr. Cason received these shares as a former owner of the TeamStaff Companies which were acquired by the Company on January 25, 1999. Of the 2,220,654 shares currently owned by Mr. Cason, 150,957 shares have been placed in escrow to indemnify the Company for certain representations regarding TeamStaff Companies made by the former owners of the TeamStaff Companies.



(11) This Trust received these shares as a former owner of the TeamStaff Companies which were acquired by the Company on January 25, 1999. Of the 1,843,889 shares currently owned by this Trust, 125,355 shares have been placed in escrow to indemnify the Company for certain representations regarding TeamStaff Companies made by the former owners of the TeamStaff Companies.


CERTAIN REPORTS

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and officers, and persons who own, directly or indirectly, more than 10% of a registered class of the Company's equity securities, to file with the Securities and Exchange Commission (SEC) reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Officers, directors and greater than 10% shareholders are required by SEC regulations to furnish the Company with copies of all
Section 16(a) forms that they file. Based solely on review of the copies of such reports received by the Company, the Company believes that all Section 16(a) filing requirements applicable to officers, directors and 10% shareholders were complied with during the 1999 fiscal year.

                                   PROPOSAL 1


                         REVERSE SPLIT OF COMMON STOCK



     The Board of Directors of the Company has unanimously determined that certain amendments to the Company's Certificate of Incorporation are advisable, and accordingly, has voted to recommend them to the Shareholders for adoption. The Board of Directors has unanimously approved, and recommends Shareholder approval of an amendment to the Company's Articles of Incorporation to grant authority to the Board of Directors to declare and implement a reverse stock split in the range of from 1:3 to 1:3.5 (the "Reverse Stock Split"). Shareholders are urged to carefully read the materials that follow as they involve matters of particular importance. The full text of the proposed amendment to the Certificate of Incorporation is set forth in the form of Amended and Restated Certificate of Incorporation contained in Exhibit A to this Proxy Statement.


BACKGROUND OF THE PROPOSED AMENDMENT


     The Board of Directors has unanimously approved a proposal to amend the Articles of Incorporation to effect a Reverse Stock Split of the Company's Common Stock, $.001 par value per share, in the range of from 1:3 to 1:3.5, whereby from three shares of Common Stock to three and one-half shares of Common Stock, currently outstanding, may be exchanged for one new share of Common Stock. All fractional shares resulting from the Reverse Stock Split will be settled in cash. The Reverse Stock Split will not affect the par value of the Common Stock. There are presently 40,000,000 shares of Common Stock, $.001 par value per share, authorized by the Company's Articles of Incorporation. Because the number of authorized shares of Common Stock will not be reduced if a Reverse Stock Split is effected, these shares will be available for issuance without any further shareholder approval. As of the Record Date, there were 27,932,513 shares of Common Stock issued and outstanding and 1,698,079 shares of Common Stock reserved for issuance upon the conversion or exercise of various securities of the Company. In the event that a one for three Reverse Stock Split is effected, the number of shares of Common Stock issued and outstanding will be 9,310,838 and the number of shares of Common Stock reserved for issuance in connection with Stock Options and Warrants will be 566,027. In the event that a one for three and one half Reverse Stock Split is effected, the number of shares of Common Stock issued and outstanding will be 7,980,718 and the number of shares of Common Stock reserved for issuance will be 485,166. The Company believes that shareholders will not have any greater difficulty disposing of stock in the event a Reverse Stock Split is effected.

     The Reverse Stock Split is being proposed in order for the Company to qualify for the listing of its Common Stock on the Nasdaq National Market. In order to qualify for the listing of common stock on the National Market, a Company must have, among other things, either $6,000,000 of net tangible assets, market capitalization of $75,000,000 or pre-tax income of $1,000,000 and a minimum bid price of $5.00 per share of common stock. Currently, management believes that it meets all other qualification requirements except for the minimum bid price requirement. Management believes that by implementing the Reverse Stock Split, the minimum bid price of the Company's Common Stock will exceed the minimum bid price requirement. However, even if the Company effects the Reverse Stock Split, we still may not satisfy the minimum bid price requirement of $5.00 per share. Further, listing on the Nasdaq National Market is in the discretion of Nasdaq, which may decline our application for listing.

     Management is also proposing the Reverse Stock Split in order to make our common stock a more attractive investment. Management believes that the current low price of our common stock dissuades large numbers of potential investors, such as institutional investors and other investment companies and professional investors, from investing in our Common Stock. Therefore, management believes that by increasing the current value of the Company's Common Stock, the investment community will more favorably consider investing in the Company's Common Stock.

     In the event that the Company completes the Reverse Stock Split, the number of shares that an investor owns would be reduced, but theoretically the economic interest in the Company represented by the shares held by an investor would have the same value as prior to the split. While there can be no assurances that the price of the Common Stock on a post-split basis will increase to the mathematical equivalent of the Reverse Stock Split, the Board of Directors believes that it is the Company's only alternative currently available to raise the bid price of the Common Stock to a level which will be acceptable in order to qualify the Company's Common Stock for listing on the Nasdaq National Market and to increase investor interest in the Company's Common Stock.


     If the amendment described in Proposal 1 is adopted by the shareholders, the Amended and Restated Certificate of Incorporation in the form annexed as Exhibit A with the proposed amendments incorporating those changes will be filed with the Secretary of State of the State of New Jersey immediately following the Annual Meeting.


AMENDMENT PROPOSED BY THE BOARD OF DIRECTORS


     The following description of the amendment is qualified in its entirety by reference to the form of the Amended and Restated Articles of Incorporation annexed hereto as Exhibit A.



     The Company's Articles of Incorporation currently authorizes the issuance of 40,000,000 shares of Common Stock, par value $.001 per share. As of the Record Date, the Company had 27,932,513 issued and outstanding shares of Common Stock. As of such date, there was also reserved for issuance upon the conversion or exercise of various securities of the Company 1,698,079 shares of Common Stock, leaving a total of 10,369,408 authorized, unissued and unreserved shares of Common Stock available for future issuances.



     If Proposal 1 is approved by Shareholders, from three to three and one-half shares would be exchanged for one new share of Common Stock in accordance with the Reverse Stock Split, as of the date on which the amendment to the Company's Articles of Incorporation is filed with the Secretary of State of the State of New Jersey (the "Effective Date"). The par value of the Common Stock would not be effected. By way of example, if a shareholder owns 9,000 shares prior to the Reverse Stock Split and a Reverse Stock Split of 3 to 1 is adopted, then the shareholder would own 3,000 shares.


     No fractional shares of new Common Stock will be issued for any fractional new share interest. Rather, each Shareholder who would otherwise receive a fractional new share of Common Stock as a result of the Reverse Stock Split will receive an amount of cash equal to the average of the low bid price of a share of Common Stock as reported by the Nasdaq Stock Market on the date immediately preceding the Effective Date multiplied by the number of shares of Common Stock held by such holder that would otherwise have been exchanged for such fractional interest. Because the price of the Common Stock fluctuates, the amount to be paid for fractional shares cannot be determined until the Effective Date and may be greater or less than the price on the date that any Shareholder executes his proxy.

     If this Proposal is approved, the Company will notify Shareholders of the filing of the Amended and Restated Articles of Incorporation with the New Jersey Secretary of State and will furnish to Shareholders of record as of the close of business on the Effective Date with a Letter of Transmittal for use in exchanging certificates. The Shareholders of the Company, promptly after the Amended and Restated Articles of Incorporation becomes effective, will be requested to mail their certificates representing their shares of Common Stock of the Company to the Exchange Agent named in the Letter of Transmittal in order that a new stock certificate giving effect to the Reverse Stock Split may be issued and proceeds of the settlement of fractional interests delivered promptly.

     After giving effect to the settlement of fractional shares of Common Stock, there will be no material differences between those securities outstanding prior to the Effective Date of a Reverse Stock Split and those to be outstanding after the Effective Date of a Reverse Stock Split. A Reverse Stock Split will, however, result in adjustments to the exercise price, conversion rates and number of shares issuable upon the exercise or conversion of certain outstanding options and warrants.

     As a result of the Reverse Stock Split, cash proceeds received from the settlement of fractional shares may result in a Shareholder realizing taxable gain or loss to the extent of the difference between such proceeds and the cost or other basis applicable to the fractional shares. No officer, director, associate or affiliate of the Company is expected to derive any material benefit from approval of a Reverse Stock Split other than the benefits which would be enjoyed by any other person holding the same number of shares.

     The Board of Directors believes that it is in the best interest of the Company to grant the Board of Directors authority to declare and implement up to a one-for-three and one-half Reverse Stock Split without the delay and expense of calling a special meeting to secure Shareholder approval.

VOTE REQUIRED

     The affirmative vote of the holders of a majority of the shares of Common Stock, voting as a single class, issued and outstanding as of the record date and entitled to vote at the Annual Shareholders' Meeting is required for the approval of this Proposal 1.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL 1 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

                                   PROPOSAL 2

                             ELECTION OF DIRECTORS

GENERAL

     The discussion provided herein relates to the election of Directors of the Company. The Corporation's Certificate of Incorporation provides for the classification of the Board of Directors into three classes of Directors, each class as nearly equal in number as possible but not less than one Director, each to serve for a three-year term, staggered by class. The Certificate of Incorporation further provides that any class of directors of the Corporation may be removed by the shareholders only for cause by the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all outstanding voting stock, with vacancies on the Board being filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director.

     The affirmative vote of a plurality of the outstanding shares of Common Stock entitled to vote thereon, voting together as a single class at the Annual Meeting of Shareholders is required to elect the directors. All proxies received by the Board of Directors will be voted for the election as directors of the nominees listed below if no direction to the contrary is given. In the event that any nominee is unable to serve, the proxy solicited hereby may be voted, in the discretion of the proxies, for the election of another person in his stead.

The Board of Directors knows of no reason to anticipate that this will occur. No family relationship exists between any nominee for election as a director.

     The terms of the Class 3 Directors expire at this Annual Meeting. The present Directors of the Corporation nominated for reelection to the Corporation's Board of Directors as the Class 3 Directors at the Annual Meeting are Mr. Kirk A. Scoggins and Mr. Martin J. Delaney.

     The following table sets forth certain information as of February 29, 2000 with respect to the nominees for election as directors of the Company. The Class 3 Directors are the Directors nominated for election at the Annual Meeting.

                                                                                DIRECTOR
                                            POSITION WITH COMPANY:            CONTINUOUSLY     TERM
NAME                                    PRINCIPAL OCCUPATION; AND AGE            SINCE        EXPIRES
----                                --------------------------------------    ------------    -------
CLASS 1
Karl W. Dieckmann.................  Chairman of the Board of Directors; 71        1990         2002
William J. Marino.................  Director; 56                                  1995         2002
Donald W. Kappauf.................  President and Chief Executive Officer,        1998         2002
                                      Director; 53

CLASS 2
Senator John H. Ewing.............  Director; 79                                  1990         2001
Rocco J. Marano...................  Director; 71                                  1999         2001
Charles R. Dees, Jr. .............  Director; 59                                  1998         2001

CLASS 3 -- NOMINEES
Martin J. Delaney.................  Director; 56                                  1998         2000
Kirk A. Scoggins..................  President-PEO Division, Director; 40          1999         2000

     Karl W. Dieckmann, Director of the Company since April, 1990, has been Chairman of the Board since November, 1991. From 1980 to 1988, Mr. Dieckmann was the Executive Vice President of Science Management Corporation and managed the Engineering, Technology and Management Services Groups. From 1948 to 1980, Mr. Dieckmann was employed by the Allied Corporation (now Allied Signal Corporation) in various capacities including President, Semet Solvay Division; Executive Vice President, Industrial Chemicals Division; Vice President Technical -- Fibers Division; Group General Manager -- Fabricated Products Division; and General Manager -- Plastics Division, as well as various positions with the Chemicals Division.

     John H. Ewing, has been a Director of the Company since April, 1990. Mr. Ewing was a State Senator for the state of New Jersey from 1978 to 1998. From 1968 to 1977, Mr. Ewing was a New Jersey State Assemblyman. From 1940 to 1968, he was employed by Abercrombie and Fitch Co., New York City, and eventually rose to the position of Chairman of the Board.

     Donald W. Kappauf became President and Chief Executive Officer of TeamStaff, Inc. on December 16, 1997. Mr. Kappauf joined TeamStaff, Inc. in 1990 and has held several senior management positions including Division President and Executive Vice President. From 1988 to 1990, Mr. Kappauf was President of Perm Staff/Temp Staff in Princeton, New Jersey. He was Assistant Vice President of SMC Engineering and then President of SMC Personnel Support from 1968 to 1988.

     Charles R. Dees, Jr. joined the Board of Directors in July, 1998. Since 1997, Mr. Dees has been the Senior Vice President for Institutional Advancement of Fairleigh Dickinson University. From 1995 to 1997, Mr. Dees was the Campus Executive, Teaneck-Hackensack Campus of Fairleigh Dickinson University; and from 1994 to 1997 he was also the Vice President for Institutional Advancement for Fairleigh Dickinson University. Mr. Dees was a Private Consultant for a contract search company from 1993 to 1994. Mr. Dees also served from 1982 to 1993 as the Vice Chancellor for University Affairs at Seton Hall University. From 1978 to 1982 Mr. Dees served in the U.S. Department of Education as the Executive Assistant to the Assistant Secretary for Post-Secondary Education, the Deputy Director, Office of Policy Development, and

Acting Deputy Director, Division of Institutional Development. Mr. Dees obtained a Ph.D. in 1973 from the University of Pittsburgh in Higher Education Administration, a Masters in Education from Duquesne in 1964 and a Bachelor of Arts degree from LaSalle University in 1961.

     Martin J. Delaney joined the Board of Directors in July, 1998. Mr. Delaney has been President, CEO and a director of the Winthrop-South Nassau University Health System, Inc., in Long Island, New York since March 1998. Mr. Delaney has served as the Chairman and Chief Executive Officer of Long Island Healthcare Network since October 1998 and President of the Nassau-Suffolk Counties Hospital Council since June 1998. Since 1973 Mr. Delaney has been President and Chief Executive President of Winthrop-University Hospital.


     Rocco Marano, joined the Board of Directors in July, 1999. Mr. Marano a prominent telecommunications executive, is the retired chairman and President of Bellcore, Inc., a Bell Communications research and engineering entity formerly owned by the seven Bell regional communications companies. His present additional board affiliations include: Park Place Entertainment Corp. and Computer Horizons Corp. He has also served as Chairman of Horizon Blue Cross Blue Shield of New Jersey.


     William J. Marino, President and Chief Executive Officer of Blue Cross and Blue Shield of New Jersey, joined the Board of Directors in October, 1995. He joined Blue Cross and Blue Shield in 1992 and was named to his present post in 1994. From 1968 to 1991, Mr. Marino held a variety of sales, marketing and management positions with the Prudential Insurance Company of America. He is Chairman of the Board of Trustees of the United Way of Essex and West Hudson
(NJ) and is Chairman of the Board of Directors and Executive Committee of the Regional Business Partnership, and a Trustee of the New Jersey Network Foundation, St. Peter's College and the Newark Museum.

     Kirk A. Scoggins joined the Board of Directors in January, 1999. From 1990 to 1999, Mr. Scoggins was the President and CEO of the TeamStaff Companies. From 1994 to 1998, Mr. Scoggins was a member of the Executive Committee of the Board of Directors and Immediate Past President of the National Association of Professional Employer Organizations and is also a founding member and Past President of the Florida Association of Professional Employer Organizations.

MEETINGS OF THE BOARD OF DIRECTORS AND COMMITTEES

     During the fiscal year ended September 30, 1999, the Board of Directors met on 7 occasions and acted by unanimous written consent on 7 occasions. The Board of Directors is comprised of 8 persons and has 3 committees. Messrs. Dieckmann, Ewing, Delaney and Marino are members of the Board's Compensation committee. Messrs. Dieckmann, Ewing, and Dees are members of the Board's Audit Committee. Messrs. Dieckmann, Kappauf and Marino are members of the Board's Nominating Committee. Messrs. Marino, Dees, Kappauf and Scoggins are members of the Strategic Planning Committee. The Audit Committee, the Nominating Committee, Compensation Committee and Strategic Planning Committee of the Board of Directors met on 3, 1, 4 and 1 occasions, respectively, during the fiscal year. No director failed to attend fewer then 75% of the Board or Committee meetings.

COMMITTEES OF THE BOARD


     Audit Committee. The members of the Audit Committee are Karl W. Dieckmann, John H. Ewing, Charles R. Dees. The Audit Committee acts to: (i) review with management the finances, financial condition and interim financial statements of the Company; (ii) review with the Company's independent auditors the year-end financial statements; and (iii) review implementation with the independent auditors and management any action recommended by the independent auditors.



     Compensation Committee.  The members of the Compensation Committee are Karl
W. Dieckmann, John H. Ewing, Martin J. Delaney and William J. Marino. The Compensation Committee functions include administration of the Company's 1992 Employee Stock Option Plan and Non-Executive Director Stock Option Plan and negotiation and review of all employment agreements of executive officers of the Company.


     Nominating Committee. The members of the Nominating Committee are Karl W. Dieckmann, Donald W. Kappauf and William J. Marino. The Nominating Committee functions include the review of all candidates for a position on the Board of Directors including existing directors for renomination and reports its findings with recommendations to the Board. The Nominating Committee solicits candidates on behalf of the Company to fill any vacancy on the Board. The Nominating Committee performs such other duties and assignments as directed by the Chairman or the Board but shall have no power to add or remove a director without the approval of the Board.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     Karl W. Dieckmann, John H. Ewing and William J. Marino served on the Company's Compensation Committee during the last fiscal year. There are no interlocks between the Company's Directors and Directors of other companies.

     The following provides certain summary information concerning compensation paid or earned by the Company during the years ended September 30, 1999, 1998 and 1997 to the Company's Chief Executive Officer and each of the executive officers of the Company who received in excess of $100,000 in compensation during the last fiscal year.

PRINCIPAL                               YEAR     SALARY      BONUS       OTHER     OPTIONS/SAR'S
---------                               ----    --------    --------    -------    -------------
Donald W. Kappauf,(1).................  1999    $225,154    $175,500    $14,876        50,000
  Chief Executive Officer               1998    $173,308    $ 89,670    $16,991       200,000
                                        1997    $121,154    $ 25,000    $     0             0
Donald T. Kelly,(2)...................  1999    $163,115    $ 87,800    $     0        50,000
  Chief Financial Officer               1998    $151,038    $ 45,000    $     0        50,000
                                        1997    $ 90,865    $ 20,000    $     0        30,000
Kirk A. Scoggins,(3)..................  1999    $135,625    $      0    $     0       100,000
  President -- PEO Division
George J. Eklund,(4)..................  1999    $100,153    $      0    $     0             0
  Director                              1998    $210,000    $      0    $     0             0
                                        1997    $210,000    $      0    $     0             0

---------------
(1) The 1997 salary includes Mr. Kappauf's compensation for the executive vice president position he assumed on August 27, 1997. His compensation in 1997, prior to becoming executive vice president was $105,288. Other compensation includes car and car insurance.

(2) Mr. Kelly was granted a sign on bonus of $20,000 at employment, on January 20, 1997.

(3) The 1999 salary includes Mr. Scoggin's compensation for the President-PEO Division position as of January 25, 1999.

(4) Mr. Eklund's employment with the Company commenced on September 19, 1994. He assumed the position of Chief Executive Office in March 1996. In December 1997 due to health concerns, his position changed. Mr. Eklund remained a Director until his resignation on January 14, 1999.

     The Company provides normal and customary life and health insurance benefits to all of its employees including executive officers. The Company has no retirement or pension plan other than a 401(k), which is voluntary.

COMPENSATION OF DIRECTORS

     Directors who are employees of the Company are not compensated for services in such capacity except under the Director Plan, as defined below. Non-Employee Directors receive $1,000 per board meeting and $500.00 per non-board meeting, related travel expenses, and $400 for each committee meeting. The Directors' Plan also provides that directors, upon joining the Board, and for one (1) year thereafter, will be entitled to purchase restricted stock from the Company at a price equal to 80% of the closing bid price on the date of purchase up to an aggregate purchase price of $50,000.

EMPLOYMENT AGREEMENT


     Effective December 16, 1997, Mr. Eklund's position was changed for health reasons. The Company and Mr. Eklund entered into an agreement regarding the change in his position. Pursuant to this agreement, Mr. Eklund no longer served as President and Chief Executive Officer of the Company. Mr. Eklund remained a Director and performed special projects work for compensation until January 14, 1999. Mr. Eklund received his salary and certain other benefits as provided in his original employment agreement until March 1999. Mr. Eklund no longer serves as an officer or director of Team Staff.


     The Company reached an agreement with Donald Kappauf on a three year renewal of Mr. Kappauf's employment agreement effective January 3, 2000. Mr. Kappauf will continue to serve as the Company's President and Chief Executive Officer and will receive (i) annual compensation of $225,000 for the first year of the agreement increasing at the discretion of the compensation committee; and
(ii) a bonus base on the achievement of certain performance criteria as determined by the compensation committee. In addition, Mr. Kappauf receives certain other benefits including insurance benefits and a car allowance.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR
                              (INDIVIDUAL GRANTS)

                                                            PERCENTAGE OF
                                       NO. OF SECURITIES    TOTAL OPTIONS/    EXERCISE OF
                                          UNDERLYING          GRANTED IN      BASE PRICE
NAME                                    OPTIONS GRANTED      FISCAL YEAR       PER SHARE     EXPIRATION DATE
----                                   -----------------    --------------    -----------    ---------------
Donald Kappauf.......................        50,000               12%           $1.2188        01/04/2004
Donald Kelly.........................        50,000               12%           $1.2188        01/04/2004
Kirk Scoggins........................       100,000               24%           $1.0000        04/01/2004

              AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                          AND FY-END OPTION/SAR VALUES

     The following table sets forth information with respect to the named executive officers concerning exercise of stock options and SARs during the last fiscal year and the value of unexercised options and SARs held as of the year ended September 30, 1999.

                                                        NUMBER OF SECURITIES                 VALUE OF
                                                       UNDERLYING UNEXERCISED          UNEXERCISED IN-THE-
                             SHARES                         OPTIONS/SARS                 MONEY OPTIONS AS
                           ACQUIRED ON     VALUE         SEPTEMBER 30, 1999           OF SEPTEMBER 30, 1999
NAME                        EXERCISE      REALIZED    EXERCISABLE/UNEXERCISABLE    EXERCISABLE/UNEXERCISABLE(1)
----                       -----------    --------    -------------------------    ----------------------------
Donald W. Kappauf........       0            0             250,000/100,000                 $0/$0
Donald T. Kelly..........       0            0              80,000/50,000                  $0/$0
Kirk A. Scoggins.........       0            0                   0/100,000                 $0/$109,380

---------------
(1) Based upon a closing bid price of the Common Stock at $1 3/32 per share on September 30, 1999.

     THE BOARD OF DIRECTORS DEEMS THE ELECTION OF THE TWO NOMINEES FOR CLASS 3 DIRECTORS TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF.

EXISTING STOCK OPTION PLANS

  Employees Stock Option Plan

     In April, 1990, the Board of Directors adopted the 1990 Employees Stock Option Plan (the

"1990 Plan") which was approved by shareholders in August, 1990. The 1990 Plan provides for the grant of options to purchase up to 1,000,000 shares of the Company's common stock. Under the terms of the 1990 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISOs"). The 1990 Plan will expire in April 2000. THE BOARD OF DIRECTORS HAS PROPOSED TO ADOPT THE 2000 EMPLOYEES STOCK OPTION PLAN AND HAS SUBMITTED A PROPOSAL FOR STOCKHOLDER VOTE AT THE ANNUAL MEETING. PLEASE REFER TO THE DISCUSSION UNDER THE HEADING "PROPOSAL 3 ADOPTION OF EMPLOYEE STOCK OPTION PLAN."


     The 1990 Plan is administered by the Compensation Committee designated by the Board of Directors. The Compensation Committee has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Committee has full authority to interpret the 1990 Plan and to establish and amend rules and regulations relating thereto.

     Under the 1990 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder (as defined in the 1988 Plan), such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value.

     The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become exercisable in any calendar year, shall not exceed $100,000.

     The Compensation Committee may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay any taxes that may arise in connection with the exercise or cancellation of an option.

  Management Plan

     In April 1990, the Board of Directors adopted and in August, 1990, the Company's shareholders approved the Senior Management Incentive Plan (the "Management Plan") for use in connection with the issuance of stock, options and other stock purchase rights to executive officers and other key employees and consultants who render significant services to the Company and its subsidiaries. It is contemplated that only those executive management employees (generally the Chairman of the Board, Chief Executive Officer, Chief Operating Officer, President and Vice Presidents of the Company or Presidents of the Company's subsidiaries) who perform services of special importance to the Company will be eligible to participate under the Management Plan. A total of 5,000,000 shares of common stock will be reserved for issuance under the Management Plan. Awards made under the Management Plan will be subject to three (3) year vesting periods, although the vesting periods are subject to the discretion of the Administrator.


     Unless otherwise indicated, the Management Plan is to be administered by the Board of Directors or a committee of the Board, if one is appointed for this purpose (the Board or such committee, as the case may be, shall be referred to in the following description as the "Administrator"). The Management Plan generally provides that, unless the Administrator determines otherwise, each option or right granted under a plan shall become exercisable in full upon certain "change of control" events as described in the Management Plan. If any change is made in the stock subject to the Management Plan, or subject to any right or option granted under the Management Plan (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or otherwise), the Administrator will make appropriate adjustments to such plans and the classes, number of shares and price per share of stock subject to outstanding rights or options. The Management Plan permits awards until April, 2000 and Shareholders are not being requested to approve a new plan.

     Directors who are not otherwise employed by the Company are not be eligible for participation in the Management Plan.

     The Management Plan provides four types of awards: stock options, incentive stock rights, stock appreciation rights (including limited stock appreciation rights) and restricted stock purchase agreements, as described below.

     Options granted under the Management Plan may be either incentive stock options ("ISOs") or options which do not qualify as ISOs ("non-ISOs") similar to the options granted under the 1990 Plan.

     Incentive stock rights consist of incentive stock units equivalent to one share of common stock in consideration for services performed for the Company. If the employment or consulting services of the holder with the Company terminate prior to the end of the incentive period relating to the units awarded, the rights shall thereupon be null and void, except that if termination is caused by death or permanent disability, the holder or his heirs, as the case may be, shall be entitled to receive a pro-rata portion of the shares represented by the units, based upon that portion of the incentive period which shall have elapsed prior to the death or disability.

     Restricted stock purchase agreements provide for the sale by the Company of shares of common stock at a price to be determined by the Board of Directors, which shares shall be subject to restrictions on disposition for a stated period during which the purchaser must continue employment with the Company in order to retain the shares. Payment can be made in cash, a promissory note or a combination of both. If termination of employment occurs for any reason within six months after the date of purchase, or for any reason other than death or by retirement with the consent of the Company after the six month period, but prior to the time that the restrictions on disposition lapse, the Company shall have the option to reacquire the shares at the original purchase price.

     Restricted shares awarded under the Management Plan will be subject to a period of time designated by the Administrator (the "restricted period") during which the recipient must continue to render services to the Company before the restricted shares will become vested. The Administrator may also impose other restrictions, terms and conditions that must be fulfilled before the restricted shares may vest.

                                   PROPOSAL 3

                        2000 EMPLOYEES STOCK OPTION PLAN


     The Board of Directors has unanimously approved the adoption of the 2000 Employees Stock Option Plan (the "2000 Plan") to provide for the grant of options to purchase up to 6,000,000 shares of the Company's common stock to all employees, including senior management. The number of shares authorized under Proposal 3 is on a pre-Reverse Stock Split basis. Under the terms of the proposed 2000 Plan, options granted thereunder may be designated as options which qualify for incentive stock option treatment ("ISOs") under Section 422A of the Code, or options which do not so qualify ("Non-ISOs"). The proposed 2000 Plan is being submitted to the Stockholders for approval at the Annual Meeting due to the expiration of the 1990 Plan and Management Plan in April, 2000.


     Currently, the Corporation administers both the 1990 Plan and the Management Plan. The Board has recommended the adoption of the 2000 Plan, under which both employees and senior management will be eligible for the grant of options primarily for administrative purposes. The abolition of two separate option plans for the Corporation's employees will allow the Corporation greater ease in administering the grant of stock options to all corporate employees and will facilitate the accounting of all options outstanding.

     The Board of Directors has recommended the adoption of the 2000 Plan because it believes that the maintenance of an employee stock option plan is required in order to continue to attract qualified employees to the Company. Approval of Proposal 3 will allow the Company to grant options to employees upon the same terms as under the 1990 Plan. The Board believes that the Corporation competes with numerous other Professional Employee Organization companies for a limited number of talented persons. As a result, there must be provided a level of incentives to such persons. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the employees and the Corporation, which make such grants more attractive than raising the level of cash compensation. First, granting stock options provides incentive to individuals because they share in the growth of the Corporation. The Corporation benefits because these employees will be more motivated and the Corporation benefits from motivated employees. Second, the grant of options preserves the Corporation's cash resources. These benefits relate to all corporate employees, including senior management.

     The Board believes that the adoption of a single employee stock option plan covering all corporate employees, in lieu of managing both an employee stock option plan and a senior management stock option plan, will allow the Company to continue to receive the benefits of providing incentives to its employees, while decreasing the administrative burden currently faced by the Company.


     The 2000 Plan will be administered by the Compensation Committee designated by the Board of Directors. The Compensation Committee has the discretion to determine the eligible employees to whom, and the times and the price at which, options will be granted; whether such options shall be ISOs or Non-ISOs; the periods during which each option will be exercisable; and the number of shares subject to each option. The Committee has full authority to interpret the 2000 Plan and to establish and amend rules and regulations relating thereto.


     Under the 2000 Plan, the exercise price of an option designated as an ISO shall not be less than the fair market value of the common stock on the date the option is granted. However, in the event an option designated as an ISO is granted to a ten percent (10%) shareholder (as defined in the 1988 Plan), such exercise price shall be at least 110% of such fair market value. Exercise prices of Non-ISO options may be less than such fair market value.

     The aggregate fair market value of shares subject to options granted to a participant, which are designated as ISOs and which become exercisable in any calendar year, shall not exceed $100,000.

     The Compensation Committee may, in its sole discretion, grant bonuses or authorize loans to or guarantee loans obtained by an optionee to enable such optionee to pay the exercise price or any taxes that may arise in connection with the exercise or cancellation of an option. The Compensation Committee can also permit the payment of the exercise price in the common stock of the Corporation held by the optionee for at least six months prior to exercise.

     The full text of the 2000 Plan is annexed to this Proxy Statement as Exhibit B.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL 3 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 3.

NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

     In April 1990, the Board of Directors adopted the Non-Executive Director Stock Option Plan (the "Director Plan") which was approved by shareholders in August, 1991 and amended in March 1996. The Director Plan provides for issuance of a maximum of 500,000 shares of common stock upon the exercise of stock options arising under the Director Plan. Options may be granted under the Director Plan until April, 2000 to: (i) non-executive directors as defined and,
(ii) members of any advisory board established by the Company who are not full-time employees of the Company or any of its subsidiaries. The Director Plan provides that each non-executive director is automatically granted an option to purchase 5,000 shares upon joining the Board and each September lst, pro rata, based on the time the director has served in such capacity during the previous year. The Directors' Plan also provides that directors, upon joining the Board, and for one (1) year thereafter, will be entitled to purchase restricted stock from the Company at a price equal to 80% of the closing bid price on the date of purchase up to an aggregate purchase price of $50,000. THE BOARD OF DIRECTORS HAS PROPOSED TO ADOPT THE 2000 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN AND HAS SUBMITTED A PROPOSAL FOR STOCKHOLDER VOTE AT THE ANNUAL MEETING. PLEASE REFER TO THE DISCUSSION UNDER THE HEADING "PROPOSAL 4 ADOPTION OF 2000 DIRECTOR STOCK OPTION PLAN."

     The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the common stock on the date of grant. Until otherwise provided in the Stock Option Plan, the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of common stock of the Company or by a combination of each. The term of each option commences on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five (5) years from the date of grant. The Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment.

                                   PROPOSAL 4

                 2000 NON-EXECUTIVE DIRECTOR STOCK OPTION PLAN

     The Board of Directors has unanimously approved the adoption of the 2000 Non-Executive Director Stock Option Plan (the "Director Plan") to provide for the grant of options to non-employee directors of the Company. Under the terms of the Director Plan, each non-executive director is automatically granted an option to purchase 5,000 shares upon joining the Board and each September lst, pro rata, based on the time the director has served in such capacity during the previous year. The Directors' Plan also provides that directors, upon joining the Board, and for one (1) year thereafter, will be entitled to purchase restricted stock from the Company at a price equal to 80% of the closing bid price on the date of purchase up to an aggregate purchase price of $50,000. The proposed Director Plan is being submitted to the Stockholders for approval at the Annual Meeting due to the expiration of the previous Director Plan in April, 2000.

     The Board of Directors has recommended the adoption of the Director Plan because it believes that it is required in order to continue to attract qualified persons to serve on the Board. Approval of Proposal 4 will allow the Company to grant options to Non-Executive Directors upon similar terms as under the previous Plan, at a rate of 5,000 options to purchase common stock upon joining the Board and at each September 1st thereafter on a pro rata basis. The sole difference between the proposed Directors Plan and the expiring plan is that under the proposed Directors Plan, the aggregate cap on option grants will be eliminated.


     The Board believes that the Corporation competes with numerous other Professional Employee Organization companies for a limited number of talented persons willing to join a Board of Directors of a public corporation. As a result, there must be provided a level of incentives to such persons. It is the Board's belief that the amount of cash compensation to be paid to each Non-Employee Director per year does not adequately compensate them for their services, and does not provide incentive to join the Board. It is the Board's opinion that the grant of stock options has several attractive characteristics, both to the Non-Employee Director and the Corporation, which make such grants more attractive than raising the level of cash compensation. First, granting stock options provides incentive to individuals because they share in the growth of the Corporation. In this manner, Non-Employee Directors have the same interest as stockholders of the Corporation. The Corporation benefits because these Non-Employee Directors will be more active in the affairs of the Corporation and the Corporation benefits from an active Board. Second, the grant of options preserves the Corporation's cash resources.


     The removal from the Director Plan of an aggregate number of shares issuable under the Director Plan has been recommended by the Board of Directors primarily for administrative purposes. The removal of an aggregate number will allow the Corporation greater flexibility in expanding the Board of Directors without having to obtain stockholder approval for additional shares under the Director Plan. In addition, with a numerical limitation contained in the Director Plan, the Corporation will inevitably run out of shares under the Director Plan and would then be required to obtain stockholder approval with the resultant cost and expense of preparing a proxy statement, counsel and filing fees and other related expenses of a stockholders meeting. The Board of Directors believes that the proposed changes to its Director Plan will ease administrative burdens in managing the Director Plan.

     The remaining terms of the proposed Director Plan are the same as those of the expiring plan. The exercise price for options granted under the Director Plan shall be 100% of the fair market value of the common stock on the date of grant. Until otherwise provided in the Stock Option Plan, the exercise price of options granted under the Director Plan must be paid at the time of exercise, either in cash, by delivery of shares of common stock of the Company or by a combination of each. The term of each option commences on the date it is granted and unless terminated sooner as provided in the Director Plan, expires five (5) years from the date of grant. The Committee has no discretion to determine which non-executive director or advisory board member will receive options or the number of shares subject to the option, the term of the option or the exercisability of the option. However, the Committee will make all determinations of the interpretation of the Director Plan. Options granted under the Director Plan are not qualified for incentive stock option treatment.

     The full text of the Director Plan is annexed to this Proxy Statement as Exhibit C.

     THE BOARD OF DIRECTORS DEEMS PROPOSAL 4 TO BE IN THE BEST INTERESTS OF THE COMPANY AND ITS SHAREHOLDERS AND RECOMMENDS A VOTE "FOR" APPROVAL THEREOF. THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" PROPOSAL 4.


SHAREHOLDER RETURN PERFORMANCE PRESENTATION -- FISCAL YEAR 1999



     Set forth herein is a line graph comparing the total returns (assuming reinvestment of dividends) of the Company's common stock, the Standard and Poor Industrial Average, and an industry composite consisting of a group of four peer issuers selected in good faith by the Company. The Company's common stock is listed for trading in the Nasdaq SmallCap market and is traded under the symbol "TSTF".

Line Graph

                                                     TEAMSTAFF, INC.                 S&P 500                   PEER GROUP
                                                     ---------------                 -------                   ----------
1994                                                     100.00                      100.00                      100.00
1995                                                      85.71                      129.74                      186.44
1996                                                     228.57                      156.12                      935.46
1997                                                      80.95                      219.27                      781.87
1998                                                      40.46                      239.11                      650.26
1999                                                      41.68                      305.59                      356.55

         ------------------------

         Notes



         (1) Peer group for the 1999 Performance Chart consists of Employee Solutions, Inc., Team America, Inc., Administaff, Inc. and Staff Leasing, Inc. The peer group has been determined in good faith by management to represent entities that compete with the Company in providing professional employee services, one of its significant business segments. In fiscal 1998, the Company compared its performance to that of a peer group consisting of ADP, Inc. and Paychex, Inc. The Company has changed its peer group to more accurately reflect the entities against which the Company currently competes in its significant business segments, particularly professional employee services.

SHAREHOLDER RETURN PERFORMANCE PRESENTATION -- FISCAL YEAR 1998



     Set forth herein is a line graph comparing the total returns (assuming reinvestment of dividends) of the Company's common stock, the Standard and Poor Industrial Average, and an industry composite consisting of a group of two peer issuers selected in good faith by the Company. The companies comprising the peer group are ADP, Inc. and Paychex, Inc.



                    COMPARISON OF CUMULATIVE TOTAL RETURNS*


CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Effective January 3, 2000, the Company reached an agreement with Donald Kappauf on a three year renewal of Mr. Kappauf's employment agreement Mr. Kappauf will continue to serve as the Company's President and Chief Executive Officer and will receive (i) annual compensation of $225,000 for the first year of the agreement increasing at the discretion of the compensation committee; and
(ii) a bonus base on the achievement of certain performance criteria as determined by the compensation committee. In addition, Mr. Kappauf receives certain other benefits including insurance benefits and a car allowance.

     Effective as of January 25, 1999, the Company consummated its acquisition of the TeamStaff Companies. As a result of the acquisition, the 10 TeamStaff Companies became wholly-owned subsidiaries of the Company.

     The TeamStaff Companies are comprised of the following corporations:
TeamStaff Holding Company, Inc. ("THC"), The TeamStaff Companies, Inc. ("TSC"), Employer Support Services, Inc, ("ESS"), TeamStaff U.S.A., Inc. ("TUSA"), TeamStaff I, Inc. ("TSI"), TeamStaff II, Inc. ("TSI II"), TeamStaff III, Inc. ("TSI III"), TeamStaff IV, Inc. ("TSIV"), TeamStaff V, Inc. ("TSV") and TeamStaff Insurance Service, Inc. ("TIS"). Each of the TeamStaff Companies are Florida corporations with its principal address at 1211 N. Westshore Blvd., Suite 806, Tampa, Florida 33607. TeamStaff also has offices in Raleigh/Durham, NC; Dallas, TX; Atlanta, GA; and Jacksonville, FL.

     As a result of the acquisition, the combined companies' PEO business will be based in Tampa. Mr. Kirk Scoggins, the former president and a principal shareholder of the TeamStaff Companies, has been appointed President of the combined companies' professional employment organization ("PEO") division and joined the Board of Directors of the Company effective as of January 25, 1999. Effective on the closing, the Company entered into a two year employment agreement with Mr. Scoggins. In addition to the foregoing, the Company has agreed to forgive approximately $135,000 owed by Mr. Scoggins to the TeamStaff Companies provided Mr. Scoggins is employed by the Company for the next two years.


     The combined companies will have revenues of approximately $240 million and approximately 11,000 worksite employees, ranking the combined company among the top 15 PEOs in the United States. PEOs provide outsourcing of human resource, payroll, benefits, and workmens' compensation protection to small and medium sized businesses. The TeamStaff Companies serve a variety of industries, including golf course management, resort property management, manufacturing, distribution and service industries.



     Pursuant to the terms of the acquisition, the Company issued 8,233,334 million shares of its common stock in exchange for all of the common stock of TeamStaff and approximately $3.1 million in cash for all the preferred stock (and accrued dividends) and for payment of outstanding debt owed by the TeamStaff Companies to its shareholders. TeamStaff also paid $750,000 for certain legal, accounting investment banking expenses of the former owners of the TeamStaff Companies. Additionally, TeamStaff issued approximately 311,000 shares of common stock to its investment banking firm for services rendered in connection with the acquisition.



     Pursuant to the terms of the acquisition agreements, the former owners of the TeamStaff Companies agreed to indemnify TeamStaff, subject an initial "basket" of $100,000, for claims of up to approximately $2,000,000 for various types of claims for breaches of representations and warranties. The former owners placed 1,471,800 shares of Common Stock into escrow in order to provide limited security for claims of indemnification brought by TeamStaff for breaches of representations or warranties by the TeamStaff Companies.



     In addition, pursuant to the acquisition agreements, the former owners of the TeamStaff Companies have agreed to vote all shares of TeamStaff owned by them during the two year period following the acquisition, in favor of management's nominees to the Board of Directors at all special or annual meetings of TeamStaff's shareholders.


     The shares issued to the former TeamStaff Companies' owners are "restricted shares" under the Securities Act of 1933, as amended (the "Act"). Pursuant to the terms of the acquisition agreements entered into between the Company and the former owners, the Company has agreed to use its best efforts to have declared effective by the SEC, on the first anniversary of the closing, a registration statement under the Act covering the resale by the former owners of one-third of the shares of the Company's Common Stock issued to the former owners. In addition, the Company has agreed to use its best efforts to have registration statements for one third of the shares declared effective by the SEC on each of the second and third anniversary dates of the closing.


     TeamStaff received an increase of its present lending facility with FINOVA Capital Corporation in order to fund the acquisition and to increase its funding generally. The facility is comprised of (i) a three year term loan, with a five year amortization and a balloon payment at the end of three years, in the amount of $2.5 million; (ii) a one year bridge loan in the amount of $750,000 and (iii) an increase in TeamStaff's revolving line of credit from $2 million to $2.5 million. The term loan bears an interest rate of prime plus 3 percent; the bridge loan bears an interest rate of 12 percent; and the revolving loan bears an interest rate of prime plus 1 percent. In addition, the Company will incur annual "success" fee payments of $200,000, $225,000 and $250,000, respectively, on the first, second and third anniversary dates of the loan facility.



     At a Special Meeting of Shareholders of TeamStaff held in December 1998, the transaction was approved by holders of approximately 60 percent of TeamStaff's common stock, representing 91 percent of the shares voted at the Special Meeting.


     For information concerning employment agreements with and compensation of the Company's executive officers and directors, see "Executive Compensation."

SHAREHOLDER PROPOSALS

     Proposals of shareholders intended to be presented at the Company's 2001 Annual Meeting of Shareholders must be received by the Company on or before November 8, 2000 to be eligible for inclusion in the Company's proxy statement and form of proxy to be used in connection with the 2001 Annual Meeting of Shareholders.

                             FINANCIAL INFORMATION

     A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM l0-K FOR THE FISCAL YEAR ENDED SEPTEMBER 30, 1999 FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WILL BE FURNISHED WITHOUT THE ACCOMPANYING EXHIBITS TO SHAREHOLDERS WITHOUT CHARGE UPON WRITTEN REQUEST THEREFORE SENT TO DONALD T. KELLY, SECRETARY, TEAMSTAFF, INC., 300 ATRIUM DRIVE, SOMERSET, NEW JERSEY 08873. Each such request must set forth a good faith representation that as of March 7, 2000, the person making the request was the beneficial owner of common stock of the Company entitled to vote at the Annual Meeting of Shareholders.

                              III. OTHER BUSINESS

     As of the date of this Proxy Statement, the only business which the Board of Directors intends to present, and knows that others will present, at the Annual Meeting is that herein above set forth. If any other matter or matters are properly brought before the Annual Meeting, or any adjournments thereof, it is the intention of the persons named in the accompanying form of proxy to vote the proxy on such matters in accordance with their judgment.

                                          By Order of the Board of Directors

                                          Donald T. Kelly
                                          Secretary

March 8, 2000

     WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE AND RETURN YOUR PROXY PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF IT IS MAILED IN THE UNITED STATES OF AMERICA.

                                                                       EXHIBIT A

                              AMENDED AND RESTATED
                          CERTIFICATE OF INCORPORATION
                                       OF
                                TEAMSTAFF, INC.

     The undersigned corporation, in order to amend and restate its Amended and Restated Certificate of Incorporation, hereby certifies as follows:

     FIRST: The name of the corporation is:

                                TEAMSTAFF, INC.

     SECOND: The Corporation was originally incorporated in New Jersey on November 25, 1969 under the name "Digital Solutions, Inc."


     THIRD: Article THIRD of The Amended and Restated Certificate of Incorporation is hereby amended to effect the following:



          (a) All the shares of Common Stock, par value $.001 per share, issued and outstanding as of the date of the filing of this Certificate of Amendment of the Certificate of Incorporation are hereby subject to a reverse stock split, whereby every [3 to 3.5] shares of issued and outstanding shares of Common Stock (and it being intended that the number of shares of Common Stock issuable upon exercise or conversion of all issued and outstanding Preferred Stock, options, warrants and convertible securities of every kind and all options under the Company's Employee Stock Option Plan) shall equal 1 share of Common Stock following the filing of this Certificate of Amendment.



     FOURTH: The text of the Amended and Restated Certificate of Incorporation, as amended hereby, is restated in its entirety as follows:


        FIRST: The name of the corporation is:


                                TEAMSTAFF, INC.


          SECOND: The purpose or purposes for which the corporation is organized are:

     To do any lawful act or thing for which corporations may be organized pursuant to the provisions of Title 14A, Corporations, General, of the New Jersey Statutes.

        THIRD: Capital Stock


          (A) Authorized Capital Stock. The total number of shares of all classes of stock which this Corporation shall have authority to issue is FORTY-FIVE MILLION (45,000,000) shares, consisting of FORTY MILLION (40,000,000) shares of common stock, $.001 par value per share (hereinafter, the "Common Stock"), and FIVE MILLION (5,000,000) shares of Preferred Stock, $.10 par value per share (hereinafter, the "Preferred Stock").



        (B) Reverse Stock Split. All the shares of Common Stock, par value $.001 per share, issued and outstanding as of the date of the filing of this Certificate of Amendment of the Certificate of Incorporation are hereby subject to a reverse stock split, whereby every [3 to 3.5] shares of issued and outstanding shares of Common Stock (and it being intended that the number of shares of Common Stock issuable upon exercise or conversion of all issued and outstanding Preferred Stock, options, warrants and convertible securities of every kind and all options under the Company's Employee Stock Option Plan) shall equal 1 share of Common Stock following the filing of this Certificate of Amendment.


        (C) Preferred Stock.

           (i) Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated. The relative rights, preferences and limitations of shares of undesignated Preferred Stock shall be as provided in sub-paragraph B (ii) of this Article THIRD.

           (ii) Undesignated Preferred Stock. Shares of Preferred Stock may be issued from time to time in one or more series as may from time to time be determined by the Board of Directors. Each series shall be distinctly designated. All shares of any one series of the Preferred Stock shall be alike in every particular event except that there may be different dates from which dividends thereon, if any, shall be cumulative, if made cumulative. The powers, preferences and relative, participating, optional and other rights of each series, and the qualifications, limitations or restrictions thereof, if any, may differ from those of any and all other series at any time outstanding. Subject to the provisions of this Article THIRD, the Board of Directors of the Corporation is hereby expressly granted authority to fix by resolution or resolutions adopted prior to the issuance of any shares of each particular series of Preferred Stock, the designation, powers, preferences and relative, participating, optional and other rights, and the qualifications, limitations and restrictions thereof, if any, of such series, including, but without limiting the generality of the foregoing, the following:

          (l) the distinctive designation of and the number of shares of Preferred Stock which shall constitute the series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors;

          (2) the rate and times at which, and the terms and conditions upon which, dividends, if any, on shares of the series shall be paid, the extent of preferences or relation, if any, of such dividends to the dividends payable on any other class or classes of stock of this corporation, or on any series of Preferred Stock or of any other class or classes of stock of this corporation, and whether such dividends shall be cumulative or non-cumulative;

          (3) the right, if any, of the holders of shares of the series to convert the same into, or exchange the same for, shares of any other class or classes of stock of this corporation, or of any series of Preferred Stock of this corporation, and the terms and conditions of such conversion or exchange;

          (4) whether shares of the series shall be subject to redemption, and the redemption price or prices including, without limitation, a redemption price or prices payable in shares of the Common Stock and the time or times at which, and the terms and conditions upon which, shares of the series may be redeemed;

          (5) the rights, if any, of the holders of shares of the series upon voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of this corporation;

          (6) the terms of the sinking fund or redemption or purchase account, if any, to be provided for shares of the series; and

          (7) the voting powers, if any, of the holders of shares of the series which may, without limiting the generality of the foregoing, include (i) the right to more or less than one vote per share on any or all matters voted upon by the stockholders and (ii) the right to vote, as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, upon such matters, under such circumstances and upon such conditions as the Board of Directors may fix, including, without limitation, the right, voting as a series by itself or together with other series of Preferred Stock or together with all series of Preferred Stock as a class, to elect one or more directors of this corporation, or to elect a majority of the members of the Board, under such circumstances and upon such conditions as the Board may determine.

     (D) Common Stock.

     (l) After the requirements with respect to preferential dividends on Preferred Stock (fixed in accordance with provisions of this Article THIRD), if any, shall have been met and after this corporation shall have complied with all the requirements, if any, with respect to the setting aside of sums as sinking funds or redemption or purchase accounts (fixed in accordance with the provisions of paragraph (C) of this

Article THIRD) and subject further to any other conditions which may be fixed in accordance with the provisions of paragraph (C) of this Article THIRD, then but not otherwise, the holders of Common Stock shall be entitled to receive such dividends, if any, as may be declared from time to time by the Board of Directors.

     (2) After distribution in full of the preferential amount (fixed in accordance with the provisions of paragraph (C) of this Article THIRD), if any, to be distributed to the holders of Preferred Stock in the event of voluntary or involuntary liquidation, distribution or sale of assets, dissolution or winding-up of this corporation, the holders of the Common Stock shall be entitled to receive all the remaining assets of this corporation, tangible and intangible, of whatever kind available for distribution to stockholders, ratably in proportion to the number of shares of the Common Stock held by each.

(3) Except as otherwise be required by law, this Certificate of Incorporation or the provisions of the resolution or resolutions as may be adopted by the Board of Directors pursuant to this Article THIRD, each holder of Common Stock shall have one vote in respect of each share of Common Stock held by such holder on each matter voted upon by the stockholders.

     FOURTH: Other Provisions Relating to Preferred and Common Stock.

     (l) The relative powers, preferences and rights of each series of Preferred Stock in relation to the powers, preferences and rights of each other series of Preferred Stock shall, in each case, be as fixed from time to time by the Board of Directors in the resolution or resolutions adopted pursuant to authority granted in this Article THIRD, and the consent, by class or series vote or otherwise, of the holders of the Preferred Stock of such of the series of the Preferred Stock as are from time to time outstanding shall not be required for the issuance by the Board of Directors of any other series of Preferred Stock whether the powers, preferences and rights of such other series shall be fixed by the Board of Directors as senior to, or on a parity with, the powers, preferences and rights of such outstanding series, or any of them, provided, however, that the Board of Directors may provide in such resolution or resolutions adopted with respect to any series of Preferred Stock that the consent of the holders of a majority (or such greater proportion as shall be therein fixed) of the outstanding shares of such series voting thereon shall be required for the issuance of any or all other shares of Preferred Stock.

     (2) Subject to the provisions of subparagraph (l) of this paragraph, shares of any series of Preferred Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

     (3) Shares of the Common Stock may be issued from time to time as the Board of Directors shall determine and on such terms and for such consideration as shall be fixed by the Board of Directors.

     (4) No holder of any of the shares of any class or series of stock or of options, warrants or other rights to purchase shares of any class or series of stock or of other securities of the corporation shall have any preemptive right to purchase or subscribe for any unissued stock of any class or series or any additional shares of any class or series to be issued by reason of any increase of the authorized capital stock of the corporation of any class or series, or bonds, certificates of indebtedness, debentures or other securities convertible into or exchangeable for stock of the corporation of any class or series, or carrying any right to purchase stock of any class or series.

     FIFTH: The address of the Corporation's registered office is 820 Bear Tavern Road, West Trenton, New Jersey 08628, and the name of its current registered agent at such address is Corporation Trust Company.

     SIXTH: The following provisions are inserted for the management of the business and for the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders.

          (1) The number of directors of the Corporation shall be such as from time to time shall be fixed by, or in the manner provided in the by-laws but shall not be less than three. The directors shall be divided into three classes, designated Class 1, Class 2 and Class 3. Each class shall consist, as nearly as may be possible, of one-third of the total number of directors constituting the entire Board of Directors, but in no event shall any class include less than one director. At each succeeding annual meeting of shareholders beginning at the 2000 annual meeting, successors to the class of directors whose term expires at the annual meeting shall be elected for a three-year term. A director shall hold office until the annual meeting for the year in which his term expires and until his successor shall be elected and shall qualify. If the number of directors is changed, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible.


          (2) Newly created directorship resulting from any increase in the authorized number of directors constituting the entire Board of Directors or vacancies on the Board of Directors resulting from death, resignation, retirement, disqualification, removal from office or any other cause shall be filled only by the affirmative vote of a majority of the remaining directors then in office, even if less than a quorum, or by the sole remaining director. Directors elected to fill vacancies shall hold office for the remainder of the full term of the class of directors in which the vacancy occurred and until such director's successor shall be elected and shall qualify. The directors of any class of directors of the Corporation may be removed by the shareholders only for cause by the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all outstanding voting stock. For the purpose of this Article SIXTH, "cause" shall mean the willful failure of a director to perform in any substantial respect such director's duties to the Corporation, willful malfeasance by a director in the performance of his duties to the Corporation which is materially and demonstrably injurious to the Corporation, the commission by a director of an act of fraud in the performance of his duties, the conviction of a director for a felony punishable by confinement for a period of excess of one year, or the ineligibility of a director for continuation in office under any applicable rules, regulations or orders of any federal or state regulatory authority.

          (3) Notwithstanding the foregoing, whenever the holders of any one or more classes or series of preferred stock or preference shares issued by the Corporation shall have the right to vote separately by class or series to elect directors at an annual or special meeting of shareholders, the election, term of office, filling of vacancies and other features of such directorships shall be governed by the terms of this Certificate of Incorporation applicable thereto, and such directors so elected shall not be divided into classes pursuant to this Article SIXTH unless expressly provided by such terms.

          (4) Where the term "Board of Directors" is used in this Certificate of Incorporation, such term shall mean the Board of Directors of the Corporation; provided, however, that to the extent any committee of directors of the Corporation is lawfully entitled to exercise the powers of the Board of Directors, such committee may exercise any right or authority of the Board of Directors under this Certificate of Incorporation.

          (5) Notwithstanding any other provisions of this Certificate of Incorporation or the By-Laws of this Corporation (and notwithstanding the fact that a lesser percentage or separate class vote may be specified by law, this Certificate of Incorporation, the By-Laws of the Corporation or otherwise), the affirmative vote of the holders of at least 66 2/3% of the combined voting power of all outstanding voting stock shall be required to adopt any provisions inconsistent with, or to amend or repeal, Paragraph 2, 3, 4 or 5 of this Article SIXTH.

     SEVENTH: To the fullest extent permitted by the New Jersey Business Corporations Act as the same exists or may hereafter be amended, no director or officer of this Corporation shall be personally liable to the Corporation or its shareholders for damages for breach of any duty owed to the Corporation or its shareholders except that no director or officer shall be relieved from liability for an breach of duty based upon any act or omission (a) in breach of such person's duty of loyalty to the Corporation or its shareholders, (b) not in good faith or involving a knowing violation of law or (c) resulting in receipt by such person of any improper personal benefit.

     EIGHTH: The name and address of the incorporator is as follows:

NAME                                                ADDRESS
----                                      ---------------------------
Sheldon Kass..........................    1633 McKinley Avenue
                                          North Brunswick, New Jersey

     FIFTH: The amendments effected herein and the Restated Certificate of Incorporation was duly adopted by the affirmative vote of a majority of votes cast by the holders of shares entitled to vote thereon, pursuant to the Business Corporation Law of the State of New Jersey.

     IN WITNESS WHEREOF, we hereunto sign our names and affirm that the
statements made herein are true under penalties of perjury this   th day of
March, 2000.

                                          --------------------------------------
                                          Donald W. Kappauf, President

ATTEST:
                                          --------------------------------------
                                          Donald T. Kelly, Secretary

                                                                       EXHIBIT B

                                TEAMSTAFF, INC.

                       2000 EMPLOYEES' STOCK OPTION PLAN

     1. Purpose. The purpose of the 2000 Employees' Stock Option Plan (the "Plan") is to advance the interests of TEAMSTAFF, INC., a New Jersey corporation (the "Company"), by strengthening the Company's ability to attract and retain in its employ people of training, experience and ability, and to furnish additional incentives to Employees (as such term is hereinafter defined) of the Company and its subsidiaries upon whose judgment, initiative and efforts the successful conduct and development of its business largely depends, by encouraging them to become owners of the capital stock of the Company.


     Accordingly, the Company may, from time to time, grant to such Employees as may be selected in the manner hereinafter provided, options to purchase the shares of the Company's common stock, $.001 par value (the "Common Stock") upon the terms and conditions hereinafter established. The options to be granted may, at the discretion of the Company, be designated to be options which will qualify for incentive stock option treatment under the Economic Recovery Tax Act of 1981 ("ISOs") or options which will not so qualify ("Non-ISOs"). Except as otherwise indicated, the terms and conditions hereinafter established will apply to ISOs and Non-ISOs.


     2. Amount and Source of Stock. The aggregate number and class of shares which may be the subject of options granted pursuant to the Plan is 6,000,000 shares of Common Stock, $.001 par value, of the Company (the "Shares"), subject to adjustment as provided in Paragraph 11. Such Shares may be reserved or made available from the Company's authorized and unissued Shares or from Shares reacquired and held in the Company's treasury. In the event that any option granted hereunder shall terminate prior to its exercise in full, for any reason, including, without limitation, an option exchange pursuant to Paragraph 13 hereof, or in the event any Shares issued upon the exercise of an option granted hereunder shall be reacquired by the Company as provided in Paragraph 14 hereof, then the Share's subject to the option so exercised or the Shares so reacquired shall be added to the Shares otherwise available for issuance pursuant to the exercise of options under the Plan.

     3. Administration of the Plan. The Plan shall be administered by the Board of Directors of the Company (the "Board"), or if so designated by resolution of the Board, by a committee selected by the Board (the "Committee"), and to be composed of not less than two (2) members to be appointed from time to time by such Board, and who, at any time they exercise discretion in administering the Plan and within one year prior thereto, shall have not been eligible for selection as a person to whom stock could have been allocated or to whom stock options or stock appreciation rights could have been granted pursuant to the Plan or any other plan of the Company or any of its affiliates entitling the participants therein to acquire stock, stock options or stock appreciation rights of the Company or any of its affiliates.

     The Board or, if so designated, the Committee, shall have full authority to interpret the Plan, to establish and amend rules and regulations relating to it, to determine the Employees to whom options may be granted under the Plan, to determine whether each option will be an ISO or Non-ISO, to determine the terms and provisions of the respective option agreements (which need not be identical) and to make all other determinations necessary or advisable for the administration of the Plan. The Board or, if so designated, the Committee, shall have full authority to amend the Plan; provided, however, that any amendment that (i) increases the number of Shares that may be the subject of stock options granted under the Plan, (ii) expands the class of individuals eligible to receive options under the Plan, (iii) increases the period during which options may be granted or the permissible term of options under the Plan, or (iv) decreases the minimum exercise price of such options, shall only be adopted by the Board or, if so designated, the Committee, subject to shareholder approval. No amendment to the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under any option. The date of which the Board or, if so designated, the Committee adopts resolutions granting an option to a specified individual shall constitute the date of grant of such option (the "Date of Grant"); provided, however, that if the grant of an option is made subject to the occurrence of a subsequent event (such as, for example, the commencement of employment), the date on which such subsequent event occurs shall be the Date of Grant. The adoption of any such resolution by the majority of the members of the Board or, if so designated, the Committee, shall complete the necessary corporate action constituting the grant of said option and an offer of Shares for sale to said individual under the Plan.

     4. (a) Eligibility. Employees of the Company or subsidiaries of the Company, as determined by the Board or, if so designated, the Committee, shall be eligible to receive options hereunder; provided, however, that no option, designated as an ISO, shall be granted hereunder to any person who, together with his spouse, children and trusts and custodial accounts for their benefit, immediately at the time of the grant of such option and assuming its immediate exercise, would beneficially own, within the meaning of Section 425(d) of the Internal Revenue Code of 1954, as amended (the "Code"), Shares possessing more than ten percent (10%) of the total combined voting power of all of the outstanding stock of the Company (a "Ten Percent Shareholder"), unless such an option granted to the Ten Percent Shareholder satisfies the additional conditions for options, designated as an ISO, granted to Ten Percent Shareholders set forth in subparagraphs 5(a) and 6(a). For purposes of the Plan, an "Employee" shall include officers and full and part time employees of the Company or any subsidiary of the Company; provided, however, that options which are designated ISOs shall only be issued to employees eligible to receive such options under the Code. Furthermore, for purposes of the Plan, a subsidiary shall mean any corporation of which the Company owns or controls, directly or indirectly, fifty percent (50%) or more of the outstanding shares of capital stock normally entitled to vote for the election of directors and any partnership of which the Company or a corporate subsidiary is a general partner. From time to time the Board or, if so designated, the Committee shall, in its sole discretion, within the applicable limits of the Plan, select from among the eligible individuals those persons to whom options shall be granted under the Plan, the number of Shares subject to each option, whether an option shall be an ISO or a Non-ISO, and the exercise price, terms and conditions of any options to be granted hereunder.

     (b) Notwithstanding anything to the contrary herein, the Board, or if so designated, the Committee, shall only grant an option designated as an ISO to such persons who are eligible to receive an ISO pursuant to Section 422A of the Code.


     5. (a) Option Price; Maximum Grant. The exercise price for the Shares purchasable under options, designated as an ISO, granted pursuant to the Plan shall not be less than 100%, or, in the case of an option designated as an ISO granted to a Ten Percent Shareholder, 110%, of the fair market value per share of the Shares subject to option under the Plan at the Date of Grant, as determined by the Board or, if so designated, the Committee, in good faith. The Board, of if so designated, the Committee, shall consider the closing price of the Common Stock on the date the option is granted (if listed on a national securities exchange), the representative closing bid price as reported by NASDAQ or the National Quotation Bureau, Inc. or such other reasonable method based on market quotations. The exercise price for the Shares purchasable under options, designated as Non-ISOs, granted hereunder shall be determined by the Board, which determination shall be made in the Board's sole discretion, acting in good faith. The exercise price for options granted pursuant to the Plan shall be subject to adjustment as provided in Paragraph 11.


     (b) With respect to those options designated as an ISO granted pursuant to the Plan, the aggregate fair market value, determined as of the Date of Grant, of the Shares subject to such options which may be granted to an individual and which are initially exercisable in any one calendar year, under this Plan and all other stock option plans of the Company and of any parent or subsidiary of the Company pursuant to which incentive stock options may be granted, shall not exceed $100,000. The Board, or Committee, may adopt a vesting schedule as it may determine in connection with any option granted under the Plan; provided, however, in no event shall an option designated an ISO vest more than $100,000 in any one year, determined at the time of grant.

     6. (a) Term of Option. Subject to the provisions of the Plan, the Board, or if so designated, the Committee, shall have absolute discretion in determining the period during which, the rate at which, and the terms and conditions upon which any option granted hereunder may be exercised, and whether any option exercisable in installments is to be exercisable on a cumulative or non-cumulative basis; provided, however, that no option granted hereunder shall be exercisable for a period exceeding ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant. Unless the resolution granting an option provides otherwise, each option granted hereunder shall, subject to the provisions of Paragraph 8 hereof, be exercisable for a period of ten (10) years or, in the case of an option granted to a Ten Percent Shareholder, five (5) years from the Date of Grant.

     (b) The grant of options by the Board or, if so designated, the Committee shall be effective as of the date on which the Board or, if so designated, the Committee, shall authorize the option; provided, however, that no option granted hereunder shall be exercisable unless and until the holder shall enter into an individual option agreement with the Company which shall set forth the terms and conditions of such option. Each such agreement shall expressly incorporate by reference the provisions of this Plan and shall state that in the event of any inconsistency between the provisions hereof and the provisions of such agreement, the provisions of this Plan shall govern.

     7. Exercise of Options. An option shall be exercised when written notice of such exercise, signed by the person entitled to exercise the option, has been delivered or transmitted by registered or certified mail to the Secretary of the Company at its then principal office. Said notice shall specify the number of Shares for which the option is being exercised and shall be accompanied by (i) such documentation, if any, as may be required by the Company as provided in subparagraph 12(b), and (ii) payment in full of the aggregate option price. Such payment shall be in the form of (i) cash or a certified check (unless such certification is waived by the Company) payable to the order of the Company in the amount of the aggregate option price; (ii) delivery to the Company of such number of shares of Common Stock of the Company already owned by the optionee for at least six months prior to the date of exercise that is equal to the aggregate option exercise price and which Common Stock shall be valued at Fair Market Value on the date of exercise; (iii) recourse notes; or (iv) a combination of these methods of payment. Delivery of said notice shall constitute an irrevocable election to purchase the Shares specified in said notice, and the date on which the Company receives the last of said notice, documentation and the aggregate option exercise price for all of the Shares covered by the notice shall, subject to the provisions of Paragraph 11 hereof, be the date as of which the Shares so purchased shall be deemed to have been issued. The person entitled to exercise the option shall not have the right or status as a holder of the Shares to which such exercise relates prior to receipt by the Company of the payment, notice and documentation expressly referred to in this Paragraph 7.

     8. Stock Appreciation Rights and Other Option Provisions. The form of option authorized by the Plan may contain such other provisions as the Committee may, from time to time, determine. Without limiting the foregoing, at the discretion of the Committee, each option agreement may provide for a stock appreciation right under which the optionee may elect to have the Company cancel all or any portion of any option then subject to exercise, in which event the Company's obligation in respect of such option then subject to exercise, may be discharged either by (i) payment to the optionee of an amount in cash equal to the excess, if any, of the fair market value at the time of cancellation of the shares subject to the option or portion thereof so canceled over the aggregate purchase price of such shares as set forth in the option agreement, (ii) the issuance or transfer to the optionee of shares of Common Stock of the Company with a fair market value at such time equal to any such excess, or (iii) a combination of cash and shares with a combined value equal to any such excess, all as determined by the Committee in its discretion. Stock appreciation rights may, in the discretion of the Committee, also be granted independent of any grant of options hereunder. In the event of a cancellation of all or a portion of an option pursuant to this subsection, the number of shares as to which such option was canceled shall not again become available for use under the Plan.

     9. Exercise and Cancellation of Options Upon Termination of Employment or Death. Except as set forth below, if a holder shall voluntarily or involuntarily terminate his service as an Employee of the Company or any subsidiary of the Company, the option of such holder shall terminate upon the date of such termination of employment regardless of the expiration date specified in such option. If the termination of employment is due to retirement (as defined by the Board or, if so designated, the Committee, in its sole discretion), the holder shall have the privilege of exercising any option which the holder could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within three (3) months of the holder's retirement. If the termination of employment is due to disability (to an extent and in a manner as shall be determined by the Board or, if so designated, the Committee, in its sole discretion), he (or his duly appointed guardian or conservator) shall have the privilege of exercising any option that he could have exercised on the day upon which he ceased to be an employee of the Company or any subsidiary of the Company; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the termination of his employment with the Company or any subsidiary of the Company. If the termination of employment is due to the death of the holder, the duly appointed executor or administrator of his estate shall have the privilege at any time of exercising any option that the holder could have exercised on the date of his death; provided, however, that such exercise must be accomplished within the term of such option and within one (1) year of the holder's death. For all purposes of the Plan, an approved leave of absence (for an ISO as defined under the Code or Regulations) shall not constitute interruption or termination of employment.


     Nothing contained herein or in any option agreement shall be construed to confer on any option holder any right to be continued in the employ of the Company or any subsidiary of the Company or derogates from any right of the Company or any subsidiary of the Company to retire, request the resignation of or discharge such option holder, or to lay off or require a leave of absence of such option holder (with or without pay), at any time, with or without cause.


     10. Non-transferability of Options. No option granted under the Plan shall be sold, pledged, assigned or transferred in any manner except to the extent that options may be exercised by an executor or administrator as provided in Paragraph 9 hereof. An option may be exercised, during the lifetime of the holder thereof, only by such holder or his duly appointed guardian or conservator in the event of his disability.

     11. (a) Adjustments Upon Changes in Capitalization. If the outstanding Shares are subdivided, consolidated, increased, decreased, changed into, or exchanged for a different number or kind of shares or other securities of the Company through reorganization, merger, recapitalization, reclassification, capital adjustment or otherwise, or if the Company shall issue additional Shares as a dividend or pursuant to a stock split, then the number and kind of Shares available for issuance pursuant to the exercise of options to be granted under this Plan and all Shares subject to the unexercised portion of any option theretofore granted and the option price of such options shall be adjusted to prevent the inequitable enlargement or dilution of any rights hereunder; provided, however, that any such adjustment in outstanding options under the Plan shall be made without change in the aggregate exercise price applicable to the unexercised portion of any such outstanding option. Distributions to the Company's shareholders consisting of property other than shares of Common Stock of the Company or its successors and distributions to shareholders of rights to subscribe for Common Stock shall not result in the adjustment of the Shares purchasable under outstanding options or the exercise price of outstanding options. Adjustments under this paragraph shall be made by the Board or, if so designated, by the Committee, whose determination thereof shall be conclusive and binding. Any fractional Share resulting from adjustments pursuant to this paragraph shall be eliminated from any then outstanding option. Nothing contained herein or in any option agreement shall be construed to affect in any way the right or power of the Company to make or become a party to any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, liquidate or otherwise transfer all or any part of its business or assets.

     (b) If, in the event of a merger or consolidation, the Company is not the surviving corporation, and in the event that the agreements governing such merger or consolidation do not provide for the substitution of new options or other rights in lieu of the options granted hereunder or for the express assumption of such outstanding options by the surviving corporation, or in the event of the dissolution or liquidation of the Company, the holder of any option theretofore granted under this Plan shall have the right not less than five (5) days prior to the record date for the determination of shareholders entitled to participate in such merger, consolidation, dissolution or liquidation, to exercise his option, in whole or in part, without regard to any installment provision that may have been made part of the terms and conditions of such option; provided that any conditions precedent to such exercise set forth in any option agreement granted under this Plan, other than the passage of time, have been satisfied. In any such event, the Company will mail or cause to be mailed to each holder of an option hereunder a notice specifying the date that is to be fixed as of which all holders of record of the Shares shall be entitled to exchange their Shares for securities, cash or other property issuable or deliverable pursuant to such merger, consolidation, dissolution or liquidation. Such notice shall be mailed at least ten (10) days prior to the date therein specified. In the event any then outstanding option is not exercised in its entirety on or prior to the date specified therein, all remaining outstanding options granted hereunder and any and all rights thereunder shall terminate as of said date.

     12. (a) General Restrictions. No option granted hereunder shall be exercisable if the Company shall, at any time and in its sole discretion, determine that (i) the listing upon any securities exchange, registration or qualification under any state or federal law of any Shares otherwise deliverable upon such exercise, or (ii) consent or approval of any regulatory body or the satisfaction of withholding tax or other withholding liabilities, is necessary or appropriate in connection with such exercise. In any of such events, the exercisability of such options shall be suspended and shall not be effective unless and until the grantee of such option has paid such withholding tax or listing, registration, qualification or approval shall have been effected or obtained free of any conditions not acceptable to the Company in its sole discretion, notwithstanding any termination of any option or any portion of any option during the period when exercisability has been suspended.

     (b) The Board or, if so designated, the Committee, may require, as a condition to the right to exercise an option, that the Company receive from the option holder, at the time of any such exercise, representations, warranties and agreements to the effect that the Shares are being purchased by the holder only for investment and without any present intention to sell or otherwise distribute such Shares and that the option holder will not dispose of such Shares in transactions which, in the opinion of counsel to the Company, would violate the registration provisions of the Securities Act of 1933, as then amended, and the rules and regulations thereunder. The certificates issued to evidence such Shares shall bear appropriate legends summarizing such restrictions on the disposition thereof.

     13.  (a) Restrictions on Transfers of Shares; Repurchase by the
Company. Without the prior written consent of the Company, the individual exercising an option hereunder shall not sell, transfer, pledge, hypothecate or otherwise dispose of any Shares acquired upon the exercise of options hereunder or any interest in any such Shares within seven (7) months following the date of such exercise. In the event that during the first six (6) months of such period the option holder shall, for any reason (other than death), cease to be an Employee of the Company or its subsidiaries, then forthwith upon the occurrence of such event, the Company shall have the right for the duration of such seven month period to repurchase from the option holder, and upon the exercise of such right, the option holder shall be required to sell to the Company, all such Shares owned by him which are then subject to restriction under this subparagraph 13(a) for a price equal to the aggregate exercise price paid for such Shares. The Company may exercise its right to repurchase Shares by mailing a notice of exercise to the option holder prior to the expiration of the Company's repurchase right. In the event the Company repurchases such Shares, the certificate or certificates evidencing such Shares shall forthwith be delivered to the Company against receipt from the Company of full payment of the foregoing exercise price therefor.

     (b) The certificate or certificates delivered to individuals who exercise options hereunder to evidence shares acquired upon any exercise of an option (as provided in Paragraph 7 hereof) shall bear, in addition to any restrictive legend required by subparagraph 12(b) hereof, a legend summarizing the restrictions set forth in subparagraph (a) of this Paragraph 13.

     (c) In the event of the death of an option holder, all restrictions set forth in subparagraph (a) and provided for in subparagraph (b) of this paragraph shall terminate forthwith with respect to any and all Shares owned by such holder at the date of his death, but neither the termination of such restrictions upon the death of the holder nor any lapse of restrictions upon the expiration of any period specified in subparagraph 13(a) hereof shall affect the obligations of the holder (or his executor or administrator) to comply with the requirements of subparagraph 12(b) in connection with any sale or other disposition of any such shares.

     (d) Anything in the Plan to the contrary notwithstanding, the Board or, if so designated, the Committee shall have the power, in its discretion, to lessen or eliminate the period of time during which the transfer of a holder's Shares is restricted under, and/or to eliminate or modify in the holder's favor the Company's right to repurchase shares pursuant to, this Paragraph 13, whether before or after any option is granted or exercised hereunder.

     14. Exchange of Options. The Board, or if so designated, the Committee, shall have the right to grant options hereunder that are granted subject to the condition that the grantee shall agree with the Company to terminate all or a portion of another option or options previously granted under the Plan. The Shares that had been issuable pursuant to the exercise of the Option terminated in the exchange of options shall, upon such termination, again become available for issuance pursuant to the exercise of options under the Plan.

     15. Loans to Employees. The Board, acting on behalf of the Company, shall have the authority and may, in its sole discretion, lend money to, or guaranty any obligation of, an Employee for the purpose of enabling such Employee to exercise an option granted hereunder; the amount of such loan or obligation, however, shall be limited to an amount equal to fifty (50%) percent of the exercise price of such option. Any loan made hereunder shall bear interest at the rate of ten (10%) percent per annum; may be unsecured or secured in such manner as the Board shall determine, including, without limitation, a pledge of the subject shares; and shall be subject to such other terms and conditions as the Board may determine.

     16. Termination. Unless the Plan shall theretofore have been terminated as hereinafter provided, the Plan shall terminate on a date which is ten (10) years from the date of the original adoption hereof by the Board, and no options under the Plan shall thereafter be granted, provided, however, the Board at any time may, in its sole discretion, terminate the Plan prior to the foregoing date. No termination of the Plan shall, without the consent of the holder of an existing option, materially and adversely affect his rights under such option.

     The Plan shall be submitted to the shareholders of the Company for approval in accordance with the applicable provisions of the New Jersey Business Corporation Act as promptly as practicable and in any event within one year after the date of the original adoption hereof by the Board. Any options granted hereunder prior to such shareholder approval shall not be exercisable unless and until such approval is obtained. If such approval is not obtained on or before March 1, 1991, which date is within one (1) year from the date of the original adoption hereof by the Board, the Plan and any options granted hereunder shall be terminated.

                                                                       EXHIBIT C

                             NON-EXECUTIVE DIRECTOR
                              STOCK OPTION PLAN OF
                                TEAMSTAFF, INC.

1.  PURPOSE

     The purpose of the Non-Executive Director Stock Option Plan is to provide a means by which (i) each Director of Teamstaff, Inc. (the "Company") who is not otherwise a full-time employee of the Company or any subsidiary of the Company (each such person being hereafter referred to as a "Non-Executive Director") and
(ii) each person appointed as a member of any Advisory Board established or maintained by the Company who is not otherwise an employee of the Company or any subsidiary of the Company or an Outside Director (each such person being hereinafter referred to as an "Advisor") will be given an opportunity to purchase Common Stock, $.001 par value per share, of the Company ("Common Stock"). The Company, by means of the Director Plan, seeks to attract and retain the services of qualified independent persons to serve as Non-Executive Directors of the Company and as Advisors on the Company's various Advisory Boards, and to provide incentives for such persons to exert maximum efforts for the success of the Company.

2.  ADMINISTRATION

     (a) The Director Plan shall be administered by a committee of the Board of Directors of the Company (the "Committee") which shall at all times consist of not less than two (2) officers of the Company who are not entitled to participate in the Director Plan, to be appointed by the Board of Directors and to serve at the pleasure of the Board of Directors.

     (b) Grant of options under the Director Plan and the amount and nature of the awards to be granted shall be automatic as described in Section 5 hereof. However, all questions of interpretation of the Director Plan or of any options issued under it shall be determined by the Committee and such determination shall be final and binding upon all persons having an interest in the Director Plan. A majority of the Committee's members shall constitute a quorum, and all determinations shall be made by a majority of such quorum. Any determination reduced to writing and signed by all of the members of the Committee shall be fully effective as if it had been made by a majority vote at a meeting duly called and held.

3.  SHARES SUBJECT TO THE PLAN

     There shall be no aggregate limitation on the number of shares of Common Stock that may be acquired pursuant to options granted under the Director Plan.

     The Common Stock subject to the Director Plan may be in whole or in part authorized and unissued shares of Common Stock or issued shares of Common Stock which shall have been reacquired by the Company. If any Option shall expire or terminate for any reason without having been exercised in full, the unissued shares subject thereto shall again be available for purposes of the Director Plan.

4.  ELIGIBILITY

     Options shall be granted only to (a) Non-Executive Directors serving on the Board of Directors of the Company and (b) Advisors serving on the Advisory Boards of the Company. Non-Executive Directors shall not be entitled to receive Options for serving as Advisors on Advisory Boards of the Company.

5.  NON-DISCRETIONARY GRANTS

  (a) Grants to Outside Directors

     Commencing on September 1, 2000, an Option to purchase (a) 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Non-Executive Director upon joining the Board of Directors and (b) 5,000 shares of Common Stock shall be granted to each Non-Executive Director thereafter on September 1st of each year; provided that any Non-Executive Director, who has not served as a director for an entire year prior to September 1st of each year then such Non-Employee director shall receive a pro rata number of options determined as follows:

DATE OF MEMBERSHIP                                            OPTIONS GRANTED
------------------                                            ---------------
September 1 through November 30.............................       5,000
December 1 through February 28..............................       3,750
March 1 through May 31......................................       2,500
June 1 through August 31....................................       1,250

  (b) Grants to Advisors

     Commencing on September 1, 2000, an Option to purchase 5,000 shares of Common Stock on the terms and conditions set forth herein shall be granted to each Advisor on September 1st of each year provided such individual has continually served as an Advisor for the 12 month period immediately preceding the date of the grant.

6.  PURCHASE OPTION

     Commencing September 1, 2000, each Non-Executive Director joining the Board of Directors after such date shall he have the right to purchase up to $50,000 of Common Stock during the initial twelve month period immediately following the date upon which the Non-Executive Director joins the Board of Directors. The purchase price for the Common Stock shall be equal to 80% of the Fair Market Value of the Common Stock on the date of purchase as determined in accordance were Section 7(b)hereof. The purchase right granted hereunder may be exercised in whole or in part at any time during the initial twelve month period.

7.  OPTION PROVISIONS

     Each Option shall be evidenced by a written agreement ("Stock Option Agreement") and shall contain the following terms and conditions:

          (a) The term of each Option commences on the date it is granted and, unless sooner terminated as set forth herein, expires on the date ("Expiration Date") five years from the date of grant. The term of each Option may terminate sooner than such Expiration Date if the optionee's service as a Non-Executive Director or Advisor of the Company terminates for any reason or for no reason. In the event of such termination of service the Option shall terminate (i) for Non-Executive Directors, on the earlier of the Expiration Date or the date seven (7) months following the date of termination of service as a director and (ii) for Advisors on the earlier of the Expiration Date or the date three (3) months following the date of termination of service. If termination of service is due to optionee's death, the option shall terminate on the earlier of the Expiration Date or twelve (12) months following the date of the optionee's death. In any and all circumstances, an option may be exercised following termination of the optionee's service as a Non-Executive Director or Advisor only as to that number of shares as to which it was exercisable on the date of termination of such services in accordance with the provisions of Subsection 7(e) of the Director Plan

          (b) The exercise price of each option shall be one hundred percent (100%) of the Fair Market Value of the shares subject to such option on the date such option is granted. "Fair Market Value" of a share of Common Stock shall mean (i) if the Common Stock is traded on a national securities exchange or on the Nasdaq National Market System ("NMS"), the per share closing price of the Common Stock on the principal securities exchange on which they are listed or on NMS, as the case may be, on the date of grant (or if there is no closing price for such date of grant, then the last preceding business day on which there was a closing price); or (ii) if the Common Stock is traded in the over-the-counter market and listed on the small cap market of the Nasdaq Stock Market ("Nasdaq"), the per share closing bid price of the Common Stock on the date of grant as reported by Nasdaq (or if there is no closing bid price for such date of grant, then the last preceding business day on which there was a closing bid price); or

     (iii) if the Common Stock is traded in the over-the-counter market but bid quotations are not published on Nasdaq quotation system, the closing bid price per share for the Common Stock as furnished by a broker-dealer which regularly furnishes price quotations for the Common Stock.

          (c) The optionee may elect to make payment of the exercise price under one of the following alternatives:

             (i) Payment of the exercise price per share in cash at the time of exercise; or

             (ii) Payment by delivery of shares of Common Stock of the Company already owned by the optionee for at least six months prior to the date of exercise, which Common Stock shall be valued at Fair Market Value on the date of exercise; or

             (iii) Payment by a combination of the methods of payment specified in Subsections 7(c)(i) and 7(c)(ii) above.

          (d) An option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the person to whom the option is granted only by such person or by his guardian or legal representative.

          (e) Each option granted hereunder shall become exercisable one year from the date of grant.

          (f) All options granted under the Director Plan shall be non-qualified stock options, and do not qualify as incentive stock options within the meaning of Section 422A(b), or any successor section, of the Internal Revenue Code of 1986, as amended.

8.  ACCELERATION OF OPTIONS

     Notwithstanding any contrary installment period with respect to any option and unless the Board of Directors determine other wise, each outstanding option granted under the Director Plan shall become exercisable in full for the aggregate number of shares covered thereby in the event: (i) the Board of Directors (or, if approval of the stockholders is required as a matter of law, the stockholders of the Company) shall approve (a) any consolidation or merger of the Company in which the Company is not the continuing or surviving corporation or pursuant to which shares of shares of Common Stock would be converted into cash, securities or other property, other than a merger of the Company in which the holders of Common Stock immediately prior to the merger have the same proportionate ownership of common stock of the surviving corporation immediately after the merger, or (b) any sale, lease, exchange, or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the assets of the Company, or (c) the adoption of any plan or Proposal for the liquidation or dissolution of the Company; or (ii) any person (as such term is defined in Sections 13(d)(3) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), corporation or other entity (other than the Company or any employee benefit plan sponsored by the Company or any Subsidiary) (a) shall purchase any Common Stock (or securities convertible into the Company's Common Stock) for cash, securities or any other consideration pursuant to a tender offer or exchange offer, without the prior consent of the Board of Directors, or (b) shall become the "beneficial owner" (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing twenty-five percent (25%) or more of the combined voting power of the then outstanding securities of the Company ordinarily (and apart from rights accruing under special circumstances) having the right to vote in the election of Directors (calculated as provided in paragraph (d) of such Rule 13(d)(3) in the case of rights to acquire the Company's Securities); or (iii) during any period of two consecutive years or less, individuals who at the beginning of such period constitute the entire Board of Directors shall cease for any reason to constitute a majority thereof unless the election, or the nomination for election by the Company's stockholders, of each new director was approved by a vote of at least a majority of the directors then still in office. The Stock Option Agreement evidencing options granted under the Director Plan may contain such provisions limiting the acceleration of the exercise of Options as provided in this Section 8 as the Board of Directors deems appropriate to ensure that the penalty provisions of
Section 4999 of the Code, or any successor thereto in effect at the time of such acceleration, will not apply to any stock received by a Non-Executive Director or Advisor from the Company.

9.  RIGHT OF COMPANY TO TERMINATE SERVICES AS A NON-EXECUTIVE DIRECTOR OR
ADVISOR

     Nothing contained in the Director Plan or in any instrument executed pursuant hereto shall confer upon any Non-Executive Director or Advisor any right to continue in the service of the Company or any of its subsidiaries or interfere in any way with the right of the Company or a subsidiary to terminate the service of any Non-Executive Director or Advisor at any time, with or without cause.

10.  NONALIENATION OF BENEFITS

     No right or benefit under the Director Plan shall be subject to alienation, sale, assignment, hypothecation, pledge, exchange, transfer, encumbrance or charge, and any attempt to alienate, sell, assign, hypothecate, pledge, exchange, transfer, encumber or charge the same shall be void. No right or benefit hereunder shall in any manner be liable for or subject to the debts, contracts, liabilities or torts of the person entitled to such benefit.

11.  ADJUSTMENTS UPON CHANGES IN CAPITALIZATION

     The Stock Option Agreements evidencing options may contain such provisions as the Committee shall determine to be appropriate for the adjustment of the number and class of shares subject to all outstanding options and the option prices thereof in the event of changes in the outstanding Common Stock of the Company by reason of any stock dividend, distribution, split-up, recapitalization, combination or exchange of shares, merger, consolidation or liquidation and the like, and, in the event of any such change in the outstanding Common Stock, the aggregate number and class of shares available under the Director Plan and the number of shares subject to nondiscretionary grants pursuant to Section 5 hereof shall be appropriately adjusted by the Committee, whose determination shall be conclusive.

12.  TERMINATION AND AMENDMENT

     Unless the Director Plan shall theretofore have been terminated as hereinafter provided, no grant of Options may be made under the Director Plan after a date which is ten years from the date of adoption of the Director Plan by the Board of Directors. The Board may at any time amend, alter, suspend or terminate the Director plan; provided, however, that the Board may not, without the requisite vote of the stockholders of the Company approving such action (i) materially increase (except as provided in Section 10 hereof) the maximum number of shares which may be issued under the Director Plan; (ii) extend the term of the Director Plan; (iii) materially increase the requirements as to eligibility for participation in the Director Plan; or (iv) materially increase the benefits accruing to participants under the Director Plan. No termination, modification or amendment of the Director Plan or any outstanding Stock Option Agreement may without the consent of the Non-Executive Director or Advisor to whom any option shall theretofore have been granted, adversely affect the rights of such Director with respect to such option.

13.  EFFECTIVENESS OF THE PLAN

     The Director Plan shall become effective upon the requisite vote of the stockholders of the Company approving such action, and upon the approvals, if required, of any other public authorities. Any grant of options under the Director Plan prior to such approval shall be expressly subject to the condition that the Director Plan shall have been so approved. Unless the Director Plan shall be so approved, the Director Plan and all options theretofore made thereunder shall be and become null and void.

14.  GOVERNMENT AND OTHER REGULATIONS

     The obligation of the Company with respect to options shall be subject to
(i) all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of a registration statement under the Securities Act of 1933, and
(ii) the rules and regulations of any securities exchange on which the Common Stock may be listed.

15.  GOVERNING LAW

     The Director Plan shall be governed by, and construed in accordance with, the laws of the State of New Jersey.

                                TEAMSTAFF, INC.
                       (FORMERLY DIGITAL SOLUTIONS, INC.)
                ANNUAL MEETING OF SHAREHOLDERS -- APRIL 13, 2000

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

The undersigned hereby appoints Karl W. Dieckmann and Donald W. Kappauf, and each of them, proxies, with full power of substitution, to vote all shares of common stock of TeamStaff, Inc. owned by the undersigned at the Annual Meeting of Shareholders of TeamStaff, Inc. to be held on April 13, 2000 and at any adjournments thereof, hereby revoking any proxy heretofore given. The undersigned instructs such proxies to vote:

 I. Proposal to Amend and Restate the Certificate of Incorporation of the Corporation to effect a reverse stock split of its Common Stock in the range of from 1:3 to 1:3.5.

                [ ] For         [ ] Against         [ ] Abstain


 II. Election of Directors


      FOR all Nominees listed below (except as marked to the contrary below) [ ]
                                                                  WITHHOLD
AUTHORITY to vote for all nominees listed below [ ]

   (Instruction: Please check appropriate box. To withhold authority for any individual nominee, strike a line through the nominee's name in the list below.)

                NOMINEES FOR CLASS 3 DIRECTORS Martin J. Delaney

                                          Kirk A. Scoggins


 III. Adoption of 2000 Employees Stock Option Plan

                [ ] For         [ ] Against         [ ] Abstain

                  (Continued and to be signed on reverse side)

IV. Adoption of 2000 Non-Executive Director Stock Option Plan

                [ ] For         [ ] Against         [ ] Abstain

   and to vote upon any other business as may properly become before the meeting or any adjournment thereof, all as described in the proxy statement dated March 8, 2000, receipt of which is hereby acknowledged.


   Either of the proxies or their respective substitutes who shall be present and acting shall have and may exercise all the powers hereby granted. The shares represented by this proxy will be voted FOR all proposals unless contrary instructions are given. Said proxies will use their discretion with respect to any other matters which properly come before the meeting.


                                                --------------------------------
                                                Date

                                                --------------------------------
                                                Signed

                                                (Please date and sign exactly as
                                                   accounts. Each joint owner
                                                    should sign. Executors,
                                                 administrators, trustees, etc.
                                                  should also so indicate when
                                                           signing.)

                                                THE PROXY IS SOLICITED ON BEHALF
                                                   OF THE BOARD OF DIRECTORS.
                                                 PLEASE SIGN AND RETURN IN THE
                                                       ENCLOSED ENVELOPE.